Exhibit 10.14

AMENDMENT TO ADVISORY AGREEMENT
of
Hines Global REIT II, Inc.

THIS AMENDMENT TO ADVISORY AGREEMENT (this “Amendment”), dated effective as of December 4, 2014, is entered into by and among Hines Global REIT II Advisors LP, a Texas limited partnership (the “Advisor”), Hines Global REIT II Properties LP, a Delaware limited partnership (the “Company”), and Hines Global REIT II, Inc., a Maryland corporation and the general partner of the Company (the “General Partner”). The Company, the Advisor and the General Partner are collectively referred to as the “Parties.” Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Advisory Agreement (as defined below).

WHEREAS, the Parties entered into that certain Advisory Agreement (the “Advisory Agreement”), dated as of August 15, 2014, pursuant to which the Advisor agreed to provide certain services to the Company initial term of one year from the date of the Advisory Agreement (the “Term”), which may be extended for successive one year terms;

WHEREAS, the Term of the Advisory Agreement currently expires on August 14th of each calendar year following the renewal, if any, of the Agreement;

WHEREAS, all of the independent directors of the General Partner (also being all of the members of the Conflicts Committee of the Board of Directors of the General Partner) have approved the extension of the Term from August 14, 2015 to December 31, 2015, and have further approved an amendment to the Advisory Agreement that provides that each successive one-year term of the Advisory Agreement shall hereafter commence on January 1st of a calendar year and expire on December 31st after the renewal, if any, of the Advisory Agreement;

WHEREAS, all of the independent directors of the General Partner (also being all of the members of the Conflicts Committee of the Board of Directors of the General Partner) desire to amend certain provisions of the Advisory Agreement to limit the liability of the Advisor as contemplated by the proposed changes to the Form Property Management Agreement between the Company and the Advisor (the “Form Property Management Agreement”);

WHEREAS, the Parties desire to enter into this Amendment limiting the liability of the Advisor as contemplated by the proposed changes to the Form Property Management Agreement, extending the Term until December 31, 2015, and providing that each successive one-year term of the Advisory Agreement shall hereafter commence on January 1st of a calendar year and expire on December 31st after the renewal, if any, of the Advisory Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto do hereby agree as follows:

1.    The Advisory Agreement is hereby amended by adding the phrase “and the Company’s Charter” to the 3rd, 5th and 6th sentences of Article 7, so that as amended, Article 7 shall now read in its entirety as follows:
“ARTICLE 7
LIMITATION ON ACTIVITIES
Notwithstanding any provision in this Agreement to the contrary, the Advisor shall not take any action which, in its sole judgment made in good faith, would (i) adversely affect the ability of the General Partner to qualify or continue to qualify to be taxed as a REIT, (ii) subject the Company or the General Partner to regulation under the Investment Company Act of 1940, as amended, (iii) violate any law, rule or regulation of any governmental body or agency having jurisdiction over the Company, the General Partner or their Securities, or (iv) violate the Charter or Bylaws. In the event an action that would violate (i) through (iv) of the preceding sentence but such action has been ordered by the Board of Directors acting on behalf of the General Partner, the Advisor shall notify the Board of Directors of the Advisor’s judgment of the potential impact of such action and shall refrain from taking such action until it receives further clarification or instructions from the Board of Directors. In such event the Advisor shall, to the fullest extent allowed by law and the Company’s Charter, have no liability for acting in accordance with the specific instructions of the Board of Directors so given. Notwithstanding the foregoing, none of the Advisor, its Affiliates and none of their managers, directors, officers, employees and equityholders, shall be liable to the Company, the General Partner, the Board of Directors or the Stockholders for any act or omission by such Persons or individuals, except as provided in this Agreement. THE PARTIES HERETO INTEND THAT THE LIMITATION OF LIABILITY SET FORTH IN THIS SECTION BE CONSTRUED AND APPLIED AS WRITTEN     NOTWITHSTANDING ANY RULE OF CONSTRUCTION TO THE CONTRARY. WITHOUT LIMITING THE FOREGOING, THE LIMITATION OF LIABILITY SHALL, TO THE FULLEST EXTENT ALLOWED BY LAW AND THE COMPANY’S CHARTER, APPLY NOTWITHSTANDING ANY STATE’S “EXPRESS NEGLIGENCE RULE” OR SIMILAR RULE THAT WOULD DENY COVERAGE BASED ON A PERSON’S SOLE, CONCURRENT OR CONTRIBUTORY ACTIVE OR PASSIVE NEGLIGENCE, GROSS NEGLIGENCE OR STRICT LIABILITY. IT IS THE INTENT OF THE PARTIES THAT, TO THE EXTENT PROVIDED IN THIS SECTION, THE LIMITATION OF LIABILITY SET FORTH HEREIN SHALL, TO THE FULLEST EXTENT ALLOWED BY LAW AND THE COMPANY’S CHARTER, APPLY TO A PERSON’S SOLE, CONCURRENT OR CONTRIBUTORY ACTIVE OR PASSIVE NEGLIGENCE, GROSS NEGLIGENCE OR STRICT LIABILITY. THE PARTIES AGREE THAT THIS PROVISION IS “CONSPICUOUS” FOR PURPOSES OF ALL STATE LAWS.”

2.    The Advisory Agreement is hereby amended by adding the phrase “and the Company’s Charter” to the 3rd and 4th sentences of Section 16.02, so that as amended Section 16.02 sentence shall now read in its entirety as follows:

“16.02     Indemnification by the Advisor. The Advisor shall indemnify and hold harmless the Company from contract or other liability, claims, damages, taxes or losses and related expenses, including attorneys’ fees, to the extent that such liability, claims, damages, taxes or losses and related expenses are not fully reimbursed by insurance and are incurred by reason of the Advisor’s bad faith, fraud, willful misconduct or reckless disregard of its duties, but the Advisor shall not be held responsible for any action of the Board of Directors in following or declining to follow any of the Advisor’s advice or recommendation. THE PARTIES HERETO INTEND THAT THE INDEMNITIES SET FORTH IN THIS AGREEMENT BE CONSTRUED AND APPLIED AS WRITTEN NOTWITHSTANDING ANY RULE OF CONSTRUCTION TO THE CONTRARY. WITHOUT LIMITING THE FOREGOING, THE INDEMNITIES SHALL, TO THE FULLEST EXTENT ALLOWED BY LAW AND THE    COMPANY’S CHARTER, AND TO THE EXTENT PROVIDED IN THIS AGREEMENT, APPLY NOTWITHSTANDING ANY STATE’S “EXPRESS NEGLIGENCE RULE” OR SIMILAR RULE THAT WOULD DENY COVERAGE BASED ON AN INDEMNIFIED PERSON’S SOLE, CONCURRENT OR CONTRIBUTORY ACTIVE OR PASSIVE NEGLIGENCE OR STRICT LIABILITY OR GROSS NEGLIGENCE. IT IS THE INTENT OF THE PARTIES THAT, TO THE EXTENT PROVIDED IN THIS AGREEMENT, THE INDEMNITIES SET FORTH HEREIN SHALL, TO THE FULLEST EXTENT ALLOWED BY LAW AND THE COMPANY’S CHARTER, APPLY TO AN INDEMNIFIED PERSON’S SOLE, CONCURRENT OR CONTRIBUTORY ACTIVE OR PASSIVE NEGLIGENCE OR STRICT LIABILITY OR GROSS     NEGLIGENCE. THE PARTIES AGREE THAT THIS PROVISION IS “CONSPICUOUS” FOR PURPOSES OF ALL STATE LAWS.”
3.    The Advisory Agreement is hereby amended by deleting the word “gross” from the last sentence of Section 16.03(i) and (ii), by adding the phrase “except to the extent prohibited in the Company’s Charter to the beginning of the 2nd sentence of Section 16.03(iii), and by adding the phrase “and the Company’s Charter” to the 2nd and 3rd sentences of Section 16.03(iv) so that as amended, Section 16.03 shall now read in its entirety as follows:
“16.03     Advisor’s Liability

(i)    Notwithstanding any other provisions of this Agreement, in no event shall the Company make any claim against Advisor, or its Affiliates, on account of any good faith interpretation by Advisor of the provisions of this Agreement (even if such interpretation is later determined to be a breach of this Agreement) or any alleged errors in judgment made in good faith and in accordance with this Agreement in connection with the operation of the operations of the Company hereunder by Advisor or the performance of any advisory or technical services provided by or arranged by the Advisor. The provisions of this Section 16.03(i) shall not be deemed to release Advisor from liability for its negligence.
(ii)    The Company shall not object to any expenditures made by the Advisor in good faith in the course of its performance of its obligations under this Agreement or in settlement of any claim arising out of the operation of the Company unless such expenditure is specifically prohibited by this Agreement. The provisions of this Section 16.03(ii) shall not be deemed to release Advisor from liability for its negligence.
(iii)    IN NO EVENT WILL EITHER PARTY BE LIABLE FOR DAMAGES BASED ON LOSS OF INCOME, PROFIT OR SAVINGS OR INDIRECT, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, PUNITIVE OR SPECIAL DAMAGES OF THE OTHER PARTY OR PERSON, INCLUDING THIRD PARTIES, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES IN ADVANCE, AND ALL SUCH     DAMAGES ARE EXPRESSLY DISCLAIMED. EXCEPT TO THE EXTENT PROHIBITED IN THE COMPANY’S CHARTER, IN NO EVENT WILL ADVISOR’S AGGREGATE LIABILITY UNDER THIS AGREEMENT EVER EXCEED THE TOTAL AMOUNT OF FEES IT ACTUALLY RECEIVES FROM THE COMPANY PURSUANT TO ARTICLE 9.
(iv)    THE PARTIES HERETO INTEND THAT THE RELEASE FROM LIABILITY SET FORTH IN SECTION 16.03 BE CONSTRUED AND APPLIED AS WRITTEN NOTWITHSTANDING ANY RULE OF CONSTRUCTION TO THE CONTRARY. WITHOUT LIMITING THE FOREGOING, THE RELEASE FROM LIABILITY SHALL, TO THE FULLEST EXTENT ALLOWED BY LAW AND THE COMPANY’S CHARTER, APPLY NOTWITHSTANDING ANY STATE’S “EXPRESS NEGLIGENCE RULE” OR SIMILAR RULE THAT WOULD DENY COVERAGE BASED ON A PERSON’S SOLE, CONCURRENT OR CONTRIBUTORY ACTIVE OR PASSIVE NEGLIGENCE OR STRICT LIABILITY. IT IS THE INTENT OF THE PARTIES THAT, TO THE EXTENT PROVIDED IN SECTION 16.03, THE RELEASE FROM LIABILITY SET FORTH HEREIN SHALL, TO THE FULLEST EXTENT ALLOWED BY LAW AND THE COMPANY’S CHARTER, APPLY TO A RELEASED PERSON’S SOLE, CONCURRENT OR CONTRIBUTORY ACTIVE OR PASSIVE NEGLIGENCE OR STRICT LIABILITY. THE PARTIES AGREE THAT THIS PROVISION IS “CONSPICUOUS” FOR PURPOSES OF ALL STATE LAWS.”

4.    Effective as of the date hereof, the expiration of the current term of the Advisory Agreement is hereby extended from August 14, 2015 to December 31, 2015.
5.    Effective as of the date hereof, each successive one- year term, if any, shall commence on January 1st of a calendar year, and expire on December 31st after the renewal, if any, of the Advisory Agreement.
6.    This Amendment constitutes an amendment to the Advisory Agreement. The terms and provisions of the Advisory Agreement and all other documents and instruments relating and pertaining to the Advisory Agreement shall continue in full force and effect, as amended hereby. In the event of any conflict between the provisions of the Advisory Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.

7.    This Amendment (a) shall be binding upon the Parties and their respective successors and assigns; (b) may be modified or amended only by a writing signed by each of the Parties; (c) may be executed in several counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (d) together with the Advisory Agreement, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date set forth above.

HINES GLOBAL REIT II ADVISORS LP
By:	Hines Global REIT II Advisors GP LLC,
its general partner

By:	/s/ Sherri W. Schugart
Sherri W. Schugart
President and Chief Executive Officer

HINES GLOBAL REIT II PROPERTIES LP
By:	Hines Global REIT II, Inc.,
its general partner

By:	/s/ Sherri W. Schugart
Sherri W. Schugart
President and Chief Executive Officer

HINES GLOBAL REIT II, INC.

By:	/s/ Sherri W. Schugart
Sherri W. Schugart
President and Chief Executive Officer